                ELEVENTH AMENDMENT TO REVOLVING CREDIT AGREEMENT


         Eleventh Amendment to Revolving Credit Agreement (this "Amendment"), dated as of December 31, 1993, in respect of and to that certain Revolving Credit Agreement, dated as of April 29, 1992 (as amended by this Amendment and as the same shall have been heretofore or shall be hereafter amended, modified or supplemented, the "Credit Agreement", and the terms defined therein and not otherwise defined herein being used herein as therein defined), among Geneva Steel Company, a Utah corporation (the "Borrower"), the lenders party thereto (the "Lenders"), Citibank, N.A., as Issuer (the "Issuer") and Citicorp USA, Inc., as Agent for the Lenders (the "Agent").

                             W I T N E S S E T H :

         WHEREAS, the Borrower has requested that the Credit Agreement be amended in certain respects; and

         WHEREAS, the Lenders, the Issuer and the Agent are willing to amend the Credit Agreement but only on the terms and subject to the conditions set forth herein;

         NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, the parties hereto agree as follows:

         SECTION 1. Amendments to Credit Agreement. Subject to and upon the satisfaction of the conditions set forth in Section 2 hereof, the Credit Agreement is hereby amended as follows:

         1.1. Section 5.1 of the Credit Agreement is hereby amended by (a) deleting "2.05:1.0" appearing opposite the dates "March 31, 1994" and "April 30, 1994", and substituting therefor "2.15:1.0", (b) deleting "2.05:1.0" appearing opposite the date "May 31, 1994" and substituting therefor "2.30:1.0", and (c) deleting "2.00:1.0" appearing opposite the date "June 30, 1994" and substituting therefor "2.30:1.0".

         1.2. Section 5.2 of the Credit Agreement is hereby amended by (a) deleting "$160,000,000 appearing opposite the dates "March 31, 1994", "April 30, 1994", and "May 31, 1994" and substituting therefor "155,000,000", and (b)
deleting "$165,000,000" appearing opposite the date "June 30, 1994" and substituting therefor "$155,000,000".

         1.3. Section 5.3 of the Credit Agreement is hereby amended by (a) deleting "$169,000,000 appearing opposite the dates "January 31, 1994", "February 28, 1994", and "March 31, 1994" and substituting therefor "151,000,000", and (b) deleting "$187,000,000" appearing opposite the dates "April 30, 1994", "May 31, 1994" and "June 30, 1994", and substituting therefor "$151,000,000".

         1.4. Section 5.5 of the Credit Agreement is hereby amended by (a) deleting "1.35:1.0" appearing opposite the date "December 31, 1993" and substituting therefor "1.00:1.0", (b) deleting "1.80:1.0" appearing opposite the date "March 31, 1994" and substituting therefor "1.10:1.0", and (c) deleting "2.00:1.0" appearing opposite the date "June 30, 1994" and substituting therefor "1.00:1.0".

         SECTION 2.  Conditions Precedent.

         2.1. This Amendment shall become effective (the "Effective Date") if and when, and only when, the Agent shall have received counterparts of this Amendment executed by the Borrower, the Agent, the Issuer and the Majority Lenders, and the Agent shall have additionally received all of the following documents, each document (unless otherwise indicated) being dated as of the date hereof, in form and substance satisfactory to the Agent and in sufficient original copies for each Lender:

         (a) Certified copies of the resolutions of the Board of Directors of the Borrower, evidencing authorization of the Borrower to enter into this Amendment and the documents, transactions and matters contemplated hereby;

         (b) A certificate of the Secretary or an Assistant Secretary of the Borrower, certifying the names and true signatures of the officers of the Borrower authorized to execute and deliver this Amendment on behalf of the Borrower; and

         (c) A certificate, signed by a Responsible Officer of the Borrower, stating that the conditions specified in Section 2.2 hereof have been satisfied.

         2.2. The effectiveness of this Amendment is subject to the further conditions precedent that:

         (a) The execution and delivery by the Borrower of this Amendment are not enjoined, temporarily, preliminarily or permanently;

         (b) All costs and accrued and unpaid fees and expenses owing by the Borrower to the Agent or the Lenders, to the extent due and payable on or prior to the Effective Date, shall have been paid; and

         (c) The following statements shall be true and correct on the Effective Date:

                 (i) The representations and warranties of the Borrower in each Loan Document (after giving effect to this Amendment) and in this Amendment are correct and accurate on and as of the Effective Date, as though made on and as of the Effective Date; and

                 (ii) After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

         SECTION 3. Representations and Warranties. In order to induce the Lenders, the Issuer and the Agent to enter into this Amendment, the Borrower represents and warrants to the Lenders and the Agent as follows:

         3.1. The execution, delivery and performance by the Borrower of this Amendment and each other document and instrument to be delivered hereunder:

         (a)  are within the Borrower's corporate powers;

         (b) have been duly authorized by all necessary corporate action, including, without limitation, the consent of shareholders where required;

         (c) do not and will not (i) contravene its Articles of Incorporation, by-laws or other comparable governing documents, (ii) violate any Requirement of Law (including, without limitation, Regulations G, T, U and X of the Board of Governors of the Federal Reserve System), or any order or decree of any court or Governmental Authority, (iii) conflict with or result in the breach of, or constitute a default under, or result in or permit the termination or acceleration of, any Contractual Obligation of the Borrower, or (iv) result in the creation or imposition of any Lien upon any of the property of the Borrower; and

         (d) do not require the consent, authorization by, or approval of, or notice to, or filing or registration with, any Governmental Authority or any other Person, other than those which have been obtained and copies of which have been delivered to the Agent, each of which is in full force and effect.

         3.2. This Amendment has been duly executed and delivered by the Borrower.

         3.3. This Amendment is the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms.

         SECTION 4.  Miscellaneous.

         4.1. This Amendment and the rights of the parties hereto shall be governed by, and construed in accordance with, the law of the State of New York. Wherever possible, each provision of this Amendment shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

         4.2. Any legal action or proceeding with respect to this Amendment or any document related hereto may be brought in the courts of the State of New York or of the United States of America for the Southern District of New York, and, by execution and delivery of this Amendment, the Borrower hereby accepts, and submits to, for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. The parties hereto hereby irrevocably waive any objection, including, without limitation, any objection to the laying of venue or based on the grounds of forum non conveniens, which any of them may now or hereafter have to the bringing of any such action or proceeding in such respective jurisdictions. The Borrower agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

         4.3. Nothing contained in this Section 4 shall affect the right of the Agent, any Lender or any holder of a Note to serve process in any manner permitted by law or commence legal proceedings or otherwise proceed against the Borrower in any other jurisdiction.

         4.4. Each of the parties hereto waives any right it may have to trial by jury in respect of any litigation based on, or arising out of, under or in connection with this

Amendment, or any course of conduct, course of dealing, verbal or written statement or action of any party hereto.

         4.5. The Section titles contained in this Amendment are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

         4.6. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         4.7. Except as expressly amended by this Amendment, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed by an officer thereunto duly authorized, as of the date first above written.


                                                   GENEVA STEEL COMPANY

                                                  By:
                                                     -------------------------
                                                  Name: Dennis L.
                                                  Wanlass Title: Vice
                                                  President,
                                                  Treasurer and Chief
                                                   Financial Officer



                                                   CITICORP USA, INC.,
                                                   as Agent


                                                  By:
                                                     -------------------------
                                                  Name: Keith R.
                                                  Karako Title: Vice President

                                                   CITICORP USA, INC.,
                                                   as Lender


                                                   By:
                                                      -------------------------
                                                   Name: Keith R. Karako
                                                   Title: Vice President


                                                   CITIBANK, N.A.,
                                                   as Issuer


                                                   By:
                                                      -------------------------
                                                   Name: Keith R. Karako
                                                   Title: Vice President


                                                   BANK ONE, UTAH, N.A.,
                                                   as Lender


                                                   By:
                                                      -------------------------
                                                   Name: Dee M. Gregory
                                                   Title: Vice President


                                                   FIRST SECURITY BANK
                                                   OF UTAH, N.A., as Lender


                                                   By:
                                                      -------------------------
                                                   Name: Scott M. Eastwood
                                                   Title: Vice President

                               TWELFTH AMENDMENT

                                       TO

                           REVOLVING CREDIT AGREEMENT


         Twelfth Amendment to Revolving Credit Agreement (this "Amendment"), dated as of January 3, 1994, in respect of and to that certain Revolving Credit Agreement, dated as of April 29, 1992 (as amended by this Amendment and as the same shall have been heretofore or shall be hereafter amended, modified or supplemented, the "Credit Agreement", and the terms defined therein and not otherwise defined herein being used herein as therein defined), among Geneva Steel Company, a Utah corporation (the "Borrower"), the lenders party thereto (the "Lenders"), Citibank, N.A., as Issuer (the "Issuer") and Citicorp USA, Inc., as Agent for the Lenders (the "Agent").

                             W I T N E S S E T H :

         WHEREAS, the Borrower desires to incur up to $150,000,000 aggregate principal amount of senior Indebtedness, to be evidenced by the Borrower's Senior Notes, which are due on or after December 31, 2001 (the "Prepayment Senior Notes"), the proceeds of which will be used, in part, to prepay in full all Indebtedness outstanding under the Existing Financing Agreements and the payment of costs, fees and expenses in connection therewith; and

         WHEREAS, to allow the Borrower to (a) incur Indebtedness evidenced by the Prepayment Senior Notes (the "Prepayment Debt Incurrence"), and (b) consummate the transactions contemplated in connection therewith, the Borrower has requested that the Credit Agreement be amended in certain respects; and

         WHEREAS, the Lenders, the Issuer and the Agent are willing to amend the Credit Agreement, but only on the terms and subject to the conditions set forth herein;

         NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, the parties hereto agree as follows:

         SECTION 1. Amendments to Credit Agreement. Subject to and upon the satisfaction of each of the conditions set forth in Section 3 of this Amendment, the Credit Agreement is amended, as of the Effective Date (as defined in Section 3.1 of this Amendment), as follows:

         1.1.  Section 1.1 of the Credit Agreement is amended as follows:

         (a) by adding the following definitions in the appropriate alphabetical order:

                 "`Prepayment Senior Notes' means the Borrower's Senior Notes, which are due on or after December 31, 2001, in an initial aggregate principal amount of up to $150,000,000, bearing interest at an annual rate not in excess of 12%, issued under the Prepayment Senior Notes Indenture, as amended, modified or extended from time to time."

                 "`Prepayment Senior Notes Indenture' means that certain Indenture, among the Borrower and the financial institution to be named therein, as Trustee, pursuant to which the Prepayment Senior Notes will be issued, as the same may be amended, supplemented or otherwise modified from time to time.";

         (b) by amending the definition of the term "Cash Interest Expense" by inserting at the end thereof the following: ";provided, however, that to the extent otherwise included therein, `Cash Interest Expense' shall not include any prepayment premiums paid with the prepayment of the Indebtedness outstanding under the Existing Financing Agreements";

         (c) by amending the definition of the term "Contractual Obligation" by inserting the words ", the Prepayment Senior Notes Indenture, the Prepayment Senior Notes," immediately after the words "Exchange Debentures" appearing therein;

         (d) by amending the definition of the term "Modernization Program" by deleting the words "and the modernization of its hotstrip mill, all as contemplated in the Projections" and substituting therefor the words "which, notwithstanding the foregoing, shall be completed for purposes of this Agreement upon the successful start-up of operations of its continuous caster facility"; and

         (e) by amending the definition of the term "Total Liabilities" by inserting at the end thereof the following: ";provided, however, that for a period of 60 days following the issuance of the Prepayment Senior Notes (or for up to 75 days, to the extent any notes issued pursuant to the Existing Financing Agreements cannot be prepaid because they were not held by the registered holder at the time requisite notice was given by the Borrower), `Total Liabilities' shall not include the amount of any liabilities arising under the Existing Financing Agreements on and after the date of the issuance of the Prepayment Senior Notes, equal to the lesser of (a) the amount of such liabilities or (b) the net proceeds (on the date of issuance of the Prepayment Senior Notes) of such Prepayment Senior Notes".

         1.2.  Section 4.11(b) of the Credit Agreement is amended as follows:

         (a) by deleting the word "or" appearing immediately after the words "Exchange Debentures Indenture" appearing in clause (i) thereof and substituting therefor a comma;

         (b) by inserting the words ", except for any default arising solely as a result of the incurrence of the Indebtedness evidenced by the Prepayment Senior Notes or the failure to notify the holders of notes issued pursuant to the Existing Financing Agreements of such default thereunder" immediately after the words "Existing Financing Agreement" appearing in clause (i) thereof; and

         (c) by inserting the words ", the Prepayment Senior Notes Indenture, or the Prepayment Senior Notes" immediately after the words "Exchange Debentures" appearing in clause (i) thereof.

         1.3. Section 5.1 of the Credit Agreement is amended to read in its entirety as follows:

                 "5.1. Maximum Leverage Ratio. The Borrower shall achieve a ratio of (a) Total Liabilities to (b) Tangible Net Worth not in excess of the ratio set forth below:

                 During Each Month
                 Ending on the Date
                 Set Forth Below                   Maximum Ratio
                 -----------------                 -------------

                 January 31, 1994                  2.75:1.0
                 February 28, 1994                 2.75:1.0
                 March 31, 1994                    2.75:1.0
                 April 30, 1994                    2.75:1.0
                 May 31, 1994                      2.75:1.0
                 June 30, 1994                     2.75:1.0
                 July 31, 1994                     2.75:1.0
                 August 31, 1994                   2.75:1.0

                 September 30, 1994                2.75:1.0
                 October 31, 1994                  2.75:1.0
                 November 30, 1994                 2.75:1.0
                 December 31, 1994                 2.75:1.0
                 January 31, 1995                  2.75:1.0
                 February 28, 1995                 2.75:1.0"


; provided, however, that the minimum required ratio as set forth in the amendment contained in this Section 1.3 for any month ending prior to the Effective Date shall be of no effect and not constitute a part of this Amendment.

         1.4. Section 5.2 of the Credit Agreement is amended to read in its entirety as follows:

                 "5.2. Maintenance of Tangible Net Worth. The Borrower shall maintain during each of the months set forth below a sum of (a) Tangible Net Worth plus (b) an amount equal to 85% of the net proceeds received by the Borrower from the sale of its Stock since the date hereof, of not less than the minimum amount set forth below:

                 During Each Month
                 Ending on the Date
                 Set Forth Below                   Minimum Amount
                 -----------------                 --------------

                 January 31, 1994                  $140,000,000
                 February 28, 1994                 $140,000,000
                 March 31, 1994                    $140,000,000
                 April 30, 1994                    $140,000,000
                 May 31, 1994                      $140,000,000
                 June 30, 1994                     $140,000,000
                 July 31, 1994                     $140,000,000
                 August 31, 1994                   $140,000,000
                 September 30, 1994                $140,000,000
                 October 31, 1994                  $140,000,000
                 November 30, 1994                 $140,000,000
                 December 31, 1994                 $140,000,000
                 January 31, 1995                  $145,000,000
                 February 28, 1995                 $145,000,000"

; provided, however, that the minimum required amount as set forth in the amendment contained in this Section 1.4 for any month ending prior to the Effective Date shall be of no effect and not constitute a part of this Amendment.

         1.5. Section 5.3 of the Credit Agreement is amended to read in its entirety as follows:

                 "5.3. Capital Expenditures. The Borrower shall not make cumulative Capital Expenditures for the period from September 30, 1991 through the date set forth below in excess of the amount set forth below:

                                                   Maximum Amount of
                 During the                        Cumulative Capital
                 Period Ending                     Expenditures
                 -------------                     ----------------------

                 January 31, 1994                  $145,000,000
                 February 28, 1994                 $145,000,000
                 March 31, 1994                    $145,000,000
                 April 30, 1994                    $153,000,000
                 May 31, 1994                      $153,000,000
                 June 30, 1994                     $153,000,000
                 July 31, 1994                     $153,000,000
                 August 31, 1994                   $155,000,000
                 September 30, 1994                $173,000,000
                 October 31, 1994                  $173,000,000
                 November 30, 1994                 $178,000,000
                 December 31, 1994                 $181,000,000
                 January 31, 1995                  $181,000,000
                 February 28, 1995                 $181,000,000


; provided, however, that the Borrower may, in any calendar month, make Capital Expenditures in addition to those set forth above in an amount not in excess of the Additional Capital Expenditure Amount in respect of the previous calendar month."

         1.6. Section 5.4 of the Credit Agreement is amended to read in its entirety as follows:

                 "5.4. Cash Flow. The Borrower's cumulative Cash Flow (exclusive of Capital Expenditures) for the period from September 30, 1991 through and as of each of the dates set forth below shall not be less than (if negative, expressed as a negative number larger than) the amount set forth below:

                 Date                              Minimum Cash Flow
                 ----                              -----------------
                 January 31, 1994                  $50,000,000
                 February 28, 1994                 $50,000,000
                 March 31, 1994                    $50,000,000
                 April 30, 1994                    $50,000,000
                 May 31, 1994                      $50,000,000
                 June 30, 1994                     $50,000,000
                 July 31, 1994                     $50,000,000
                 August 31, 1994                   $50,000,000
                 September 30, 1994                $55,000,000
                 October 31, 1994                  $60,000,000
                 November 30, 1994                 $60,000,000
                 December 31, 1994                 $70,000,000
                 January 31, 1995                  $70,000,000
                 February 28, 1995                 $70,000,000"

; provided, however, that the minimum required amount as set forth in the amendment contained in this Section 1.6 for any month ending prior to the Effective Date shall be of no effect and not constitute a part of this Amendment.

         1.7. Section 5.5 of the Credit Agreement is amended to read in its entirety as follows:

                 "5.5. EBITDA to Cash Interest Ratio. The Borrower shall achieve as of the last day of each Fiscal Quarter commencing with the Fiscal Quarter ending March 31, 1993, determined on the basis of the four Fiscal Quarters ending on the date of determination, a ratio of
         (a) EBITDA for such period to (b) Cash Interest Expense for such period, not less than the ratio set forth below:

                 For the Fiscal                             Minimum
                 Quarter Ending                             Ratio Required
                 --------------                             --------------

                 March 31, 1994                             1.1:1.0
                 June 30, 1994                              1.0:1.0
                 September 30, 1994                         1.0:1.0
                 December 31, 1994                          1.5:1.0"


; provided, however, that the minimum required ratio as set forth in the amendment contained in this Section 1.7 for any Fiscal Quarter ending prior to the Effective Date shall be of no effect and not constitute a part of this Amendment.

         1.8.  Section 6.18(a) of the Credit Agreement is amended as follows:

                 (a) by deleting the amount "0.00," and substituting therefor the amount "$10,000,000;" and

                 (b)  by adding the following at the end thereof:

         "; provided, however, that the foregoing shall not apply from and after each and every date on which such sum of the aggregate outstanding Loans and Letter of Credit Obligations has been $10,000,000 or below for thirty consecutive days, until such sum again exceeds $10,000,000".

         1.9. Clause (j) of Section 7.2 of the Credit Agreement is amended to read in its entirety as follows:

                 "(j) Indebtedness in an aggregate outstanding principal amount not in excess of (i) $135,000,000 incurred under the Senior Notes Indenture and (ii) $150,000,000 incurred under the Prepayment Senior Notes Indenture;";

         1.10. Clause (n) of Section 7.2 of the Credit Agreement is amended to read in its entirety as follows:

                 "(n) Indebtedness of the Borrower evidenced by the Exchange Debentures in an aggregate outstanding principal amount equal to the liquidation value of the Preferred Stock at the time of the exchange of Exchange Debentures for Preferred Stock, provided that no Default or Event of Default is continuing or would result from the incurrence of such Indebtedness."

         1.11.  Section 7.4 of the Credit Agreement is amended as follows:

         (a)  by inserting the words ", in addition to subclauses (A), (B) and
(C) of this Section 7.4(a)(ii)," immediately before subclause (D) of Section 7.4(a)(ii);

         (b)  by deleting the word "and" appearing immediately before clause
(vi) appearing in subsection (b) thereof; and

         (c) by adding the following clauses (vii) and (viii) immediately after clause (b)(vi) thereof:

                 ", (vii) redemptions, prepayments and defeasance of all outstanding Indebtedness of the Borrower under the Existing Financing Agreements, together with the payment of all related fees, penalties, premiums, make-whole amounts and accrued interest with respect thereto, effected solely with the proceeds received by the Borrower from its issuance of the Prepayment Senior Notes, and (viii) the issuance of the Exchange Debentures in exchange for the Preferred Stock, provided that no Default or Event of Default is continuing or would result from the issuance of such Exchange Debentures ".

         1.12.  Section 7.10 of the Credit Agreement is amended as follows:

         (a) by deleting the word "and" appearing immediately after the words "Exchange Debentures Indenture" contained in the first proviso thereof, and substituting therefor a comma; and

         (b) by adding the words ", the Prepayment Senior Notes Indenture, and the Prepayment Senior Notes" immediately after the words "the Exchange Debentures" appearing in the first proviso thereof.

         1.13.  Section 7.17 of the Credit Agreement is amended as follows:

         (a) by inserting the words ", the Prepayment Senior Notes" immediately after the words "Senior Notes" appearing in clause (a) thereof.

         1.14.  Section 7.24 of the Credit Agreement is amended as follows:

                "7.24. Exchange Debentures. The Borrower shall not issue, or exchange any of its Preferred Stock for, the Exchange Debentures if any

         Default or Event of Default is continuing or would result from such issuance or exchange."

         1.15.  Section 8.1 of the Credit Agreement is amended as follows:

         (a) by deleting the period appearing at the end of clause (l) thereof and substituting therefor the word "; or"; and

         (b) by inserting the following new clause (m) immediately after clause (l) thereof:

                 "(m) The Borrower shall (i) fail, concurrently with the issuance of the Prepayment Senior Notes, to give all requisite notice under the Existing Financing Agreements to the registered holders of notes issued pursuant thereto of its intention to prepay in full all Indebtedness outstanding under the Existing Financing Agreements, together with all associated prepayment premiums and penalties and accrued interest thereon, or (ii) fail to hold sufficient proceeds from the issuance of the Prepayment Senior Notes in an escrow arrangement satisfactory to the Majority Lenders for the prepayment of such Indebtedness and to tender prepayment in full of all Indebtedness outstanding under the Existing Financing Agreements, together with all associated prepayment premiums and penalties and all accrued interest thereon, within 60 days after the issuance of the Prepayment Senior Notes or, to the extent any notes issued pursuant to the Existing Financing Agreements cannot be prepaid because they were not held by the registered holder at the time requisite notice was given by the Borrower, within 75 days after such issuance.".

         SECTION 2. Waiver of Certain Cross Default. (a) Subject to and upon the satisfaction of each of the conditions set forth in Section 3 of this Amendment, so long as no Event of Default shall occur pursuant to Section 8.1(m) of the Credit Agreement, each of the Lenders waives any Event of Default arising pursuant to Section 8.1(d) of the Credit Agreement solely by reason of the occurrence of a default under the Existing Financing Agreements due solely to the Borrower's incurrence of Indebtedness under the Prepayment Senior Notes prior to the repayment in full of all Indebtedness outstanding under the Existing Financing Agreements (and not by reason of the default or acceleration of any other Indebtedness of the Borrower) or the Borrower's failure to notify the holders of notes issued pursuant to the Existing Financing Agreements of such default thereunder.

         (b) In accordance with the definition of the term "Second Commitment Increase Event" contained in Section 1.1 of the Credit Agreement, each of the Lenders and the Issuer hereby consent to the increase of the Revolving Credit Commitments to $50,000,000, and thereupon the parties hereto hereby acknowledge that the Second Commitment Increase Event has occurred.

         SECTION 3.  Conditions Precedent.

         3.1. The amendments contained in Section 1 hereof and the waiver contained in Section 2(a) hereof shall become effective (the "Effective Date") if and when, and only when, the Agent shall have received counterparts of this Amendment executed by the Borrower, the Agent, the Issuer and the Majority Lenders, and the Agent shall have additionally received all of the following documents, in form and substance (including the date thereof) satisfactory to the Agent and in sufficient original copies for each Lender:

         (a) Certified copies of the resolutions of the Board of Directors of the Borrower, evidencing authorization of the Borrower to enter into this Amendment and the documents, transactions and matters contemplated hereby;

         (b) A certificate of the Director of the Division of Corporations and Commercial Code of the Department of Commerce of the State of Utah as of a recent date attesting to the good standing of the Borrower;

         (c) A certificate of the Secretary or an Assistant Secretary of the Borrower, certifying the names and true signatures of the officers of the Borrower authorized to execute and deliver this Amendment on behalf of the Borrower;

         (d) Copies of the Prepayment Senior Notes Indenture, in form and substance satisfactory to the Lenders, certified by a Responsible Officer of the Borrower as being true and correct as of the Effective Date;

         (e) A certificate, signed by a Responsible Officer of the Borrower, stating that the conditions specified in Section 3.2 hereof have been satisfied.

         (f) A certificate, signed by a Responsible Officer of the Borrower to the Agent, certifying that the Prepayment Debt Incurrence has been consummated.

         3.2. The effectiveness of this Amendment is subject to the further conditions precedent that:

         (a) The execution and delivery by the Borrower of this Amendment are not enjoined, temporarily, preliminarily or permanently;

         (b) All costs and accrued and unpaid fees and expenses owing by the Borrower to the Agent or the Lenders, to the extent due and payable on or prior to the Effective Date, shall have been paid;

         (c) The following statements shall be true and correct on the Effective Date:

                 (i) The representations and warranties of the Borrower in each Loan Document (after giving effect to this Amendment) and in this Amendment are correct and accurate on and as of the Effective Date, as though made on and as of the Effective Date; and

                 (ii) After giving effect to this Amendment and the waiver set forth in Section 2 hereof, no Default or Event of Default shall have occurred and be continuing.

         SECTION 4. Representations and Warranties. In order to induce the Lenders, the Issuer and the Agent to enter into this Amendment, the Borrower represents and warrants to the Lenders, the Issuer and the Agent as follows:

         4.1. The execution, delivery and performance by the Borrower of this Amendment and each other document and instrument to be delivered hereunder:

         (a)  are within the Borrower's corporate powers;

         (b) have been duly authorized by all necessary corporate action, including, without limitation, the consent of shareholders where required;

         (c) do not and will not (i) contravene its Articles of Incorporation, by-laws or other comparable governing documents, (ii) violate any Requirement of Law (including, without limitation, Regulations G, T, U and X of the Board of Governors of the Federal Reserve System), or any order or decree of any court or Governmental Authority, (iii) conflict with or result in the breach of, or constitute a default under, or result in or permit the termination or acceleration of, any Contractual Obligation of the Borrower, or (iv) result in the creation or imposition of any Lien upon any of the property of the Borrower; and

         (d) do not require the consent, authorization by, or approval of, or notice to, or filing or registration with, any Governmental Authority or any other Person, other than those which have been obtained and copies of which have been delivered to the Agent, each of which is in full force and effect.

         4.2. This Amendment has been duly executed and delivered by the Borrower.

         4.3. This Amendment is the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms.

         4.4. The execution, delivery and performance by the Borrower of the Prepayment Senior Notes Indenture and the Prepayment Senior Notes, and each document and instrument to be executed and delivered pursuant to each of the foregoing:

         (a)  are within the Borrower's corporate powers;

         (b) will be, on the Effective Date, duly authorized by all necessary corporate action, including, without limitation, the consent of shareholders where required;

         (c) will not, on the Effective Date, (i) contravene its Articles of Incorporation, by-laws or other comparable governing documents, (ii) violate any Requirement of Law (including, without limitation, the Securities Act of 1933, as amended), or any order or decree of any court or Governmental Authority, (iii) conflict with or result in the breach of, or constitute a default under, or result in or permit the termination or acceleration of, any Contractual Obligation of the Borrower, except for any default under the Existing Financing Agreements arising solely as a result of the incurrence of the Indebtedness evidenced by the Prepayment Senior Notes or the failure to notify the holders of notes issued pursuant to the Existing Financing Agreements of such default thereunder, or (iv) result in the creation or imposition of any Lien upon any of the property of the Borrower; and

         (d) will not, on the Effective Date, require the consent, authorization by, or approval of, or notice to, or filing or registration with, any Governmental Authority or any other Person, other than those which have been obtained and copies of which have been delivered to the Agent, each of which is in full force and effect.

         SECTION 5.  Miscellaneous.

         5.1. This Amendment and the rights of the parties hereto shall be governed by, and construed in accordance with, the law of the State of New York. Wherever possible, each provision of this Amendment shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

         5.2. Any legal action or proceeding with respect to this Amendment or any document related hereto may be brought in the courts of the State of New York or of the United States of America for the Southern District of New York, and, by execution and delivery of this Amendment, the Borrower hereby accepts, and submits to, for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. The parties hereto hereby irrevocably waive any objection, including, without limitation, any objection to the laying of venue or based on the grounds of forum non conveniens, which any of them may now or hereafter have to the bringing of any such action or proceeding in such respective jurisdictions. The Borrower agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

         5.3. Nothing contained in this Section 5 shall affect the right of the Agent, any Lender or any holder of a Note to serve process in any manner permitted by law or commence legal proceedings or otherwise proceed against the Borrower in any other jurisdiction.

         5.4. Each of the parties hereto waives any right it may have to trial by jury in respect of any litigation based on, or arising out of, under or in connection with this Amendment, or any course of conduct, course of dealing, verbal or written statement or action of any party hereto.

         5.5. The Section titles contained in this Amendment are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

         5.6. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         5.7. Except as expressly amended by this Amendment, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed by an officer thereunto duly authorized, as of the date first above written.


                                                   GENEVA STEEL COMPANY


                                                   By:
                                                      -------------------------
                                                   Name: Dennis L. Wanlass
                                                   Title: Vice President,
                                                   Treasurer and Chief
                                                   Financial Officer



                                                   CITICORP USA, INC.,
                                                   as Agent


                                                   By:
                                                      -------------------------
                                                   Name: Keith R. Karako
                                                   Title: Vice President

                                                   CITICORP USA, INC.,
                                                   as Lender


                                                   By:
                                                      -------------------------
                                                   Name: Keith R. Karako
                                                   Title: Vice President



                                                   CITIBANK, N.A.,
                                                   as Issuer


                                                   By:
                                                      -------------------------
                                                   Keith R. Karako
                                                   Title: Vice President



                                                   BANK ONE, UTAH, N.A.,
                                                   as Lender



                                                   By:
                                                      -------------------------
                                                   Name: Stephen A. Cazier
                                                   Title: Vice President



                                                   FIRST SECURITY BANK
                                                   OF UTAH, N.A., as Lender


                                                   By:
                                                      -------------------------
                                                   Name: Scott M. Eastwood
                                                   Title: Vice President

                              THIRTEENTH AMENDMENT
                                       TO
                           REVOLVING CREDIT AGREEMENT

     Thirteenth Amendment to Revolving Credit Agreement (this "Amendment"), dated as of January 21, 1994, in respect of an to that certain Revolving Credit Agreement, dated as of april 29, 1992, (as amended by this Amendment and as the same shall have been heretofore or shall be hereafter amended, modified or supplement, the "Credit Agreement", and the terms defined therein and not otherwise defined herein being used herein as therein defined), among Geneva Steel Company, a Utah corporation (the "Borrower"), the lenders party thereto (the "Lenders"), Citibank, N.A., as Issuer (the "Issuer") and Citicorp USA, Inc., as Agent for the Lenders (the "Agent").

                              W I T N E S S E T H

     WHEREAS, the Borrower desires to incur senior Indebtedness sin a aggregate principal amount not in excess of $190,000,000, to be evidenced by the Prepayment Senior Notes, the proceeds of which will be used, in part, to prepay in full al Indebtedness outstanding under the Existing Financing Agreements and the payment of costs, fees and expenses in connection therewith; and

     WHEREAS, to allow the Borrower to (a) incur Indebtedness evidenced by the Prepayment Senior Notes (the "Prepayment Debt Incurrence"), and (b) consummate the transactions contemplated in connection therewith, the Borrower has requested that the Credit Agreement be amended in certain respects; and

     WHEREAS, the Lenders, the Issuer and the Agent are willing to amend the Credit Agreement, but only on the term and subject to the conditions set forth herein;

     NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, the parties hereto agree as follows:

     SECTION 1. Amendment to Credit Agreement. Subject to and upon the satisfaction of each of the condition set forth in Section 2 of this Amendment, the Credit Agreement is amended, as of the Effective Date (as defined in Section
2.1 of this Amendment), as follows:

     1.1  Section 1.1 of the Credit Agreement is amended as follows:

     (a) by adding the following definitions in the appropriate alphabetical order:

          "Coverage Ratio" means the ratio of (a) EBETDA less Maintenance Capital Expenditure to (b) the sum of Cash Interest Expense, Mandatory Principal Cash Repayments and dividends actually paid in cash on any outstanding equity securities of the Borrower.

          "Maintenance Capital Expenditure" means $1,666,666.67 per month.

          "Mandatory Principal Cash Repayments" means, with respect to any Indebtedness, any repayments (excluding redemptions, prepayments and a defeasance of any outstanding Indebtedness of the Borrower under the Existing Financing Agreements, together with the payment of any related fees, penalties, premiums, makewhole amounts and accrued interest with respect thereto, effected solely with the proceeds received by the Borrower from its issuance of the Prepayment Senior Notes, and excluding the repayment of any amounts advanced to the Borrower pursuant to this Agreement) of the principal amount of such Indebtedness required to be made in any given period pursuant to the terms of the Indebtedness.

     (b) by amending the definition of the term "Prepayment Senior Notes" by deleting therefrom the words "of up to $150,000,000" and inserting in lieu thereof the words "not in excess of $190,000,000".

     (c) by amending the definition f the term "Revolving Credit Commitment" by inserting at the end thereof the following: ";provided, however, that the mount determined pursuant to clauses (a), (b) or (c) above, as appropriate, shall be
(i) decreased (but not below $25,000,000) by the amount by which the outstanding aggregate principal amount of the Prepayment Senior Notes exceeds $150,000,000 and (ii) increased up to the amount determined pursuant to clauses
(a), (b) or (c) above, as appropriate, if the Borrower (x) issues equity securities, whether in the form of common or preferred stock, after January 21, 1994, but only by the amount of the net cash proceeds received by the Borrower for such equity securities, or (y) meets or exceeds a Coverage Ratio of 1.1:1.0 for any of the following periods:

LENGTH OF PERIOD        END OF PERIOD
- ----------------     -------------------
     9 Months        June 30, 1994
    10 Months        July 31, 1994
    11 Months        August 31, 1994
    12 Months        September 30, 1994
    12 Months        October 31, 1994
    12 Months        November 30, 1994
    12 Months        December 31, 1994
    12 Months        January 31, 1995
    12 Months        February 28, 1995

; provided, however, that the Borrower must notify the Agent within 30 days of the end of such period that it has met the Coverage Ratio."

     1.2 Section 5.1 of the Credit Agreement is amended to read in its entirety as follows:

          "5.1  Maximum Leverage Ratio.  The Borrower shall achieve a ratio of
     (a) total Liabilities to (b) Tangible Net Worth not in excess of the ratio set forth below:

 DURING EACH MONTH
ENDING ON THE DATE
  SET FORTH BELOW      MAXIMUM RATIO
- -------------------    -------------
January 31, 1994            3.0:1.0
February 28, 1994           3.0:1.0
March 31, 1994              3.0:1.0
April 30, 1994              3.0:1.0
May 31, 1994                3.0:1.0
June 30, 1994               3.0:1.0
July 31, 1994               3.0:1.0
August 31, 1994             3.0:1.0
September 30, 1994          3.0:1.0
October 31, 1994            3.0:1.0
November 30, 1994           3.0:1.0
December 31, 1994           3.0:1.0
January 31, 1995            3.0:1.0
February 28, 1995           3.0:1.0"

; provided, however, that the minimum required ratio as set forth in the amendment contained in this Section 1.2 for any month ending prior to the Effective Date shall b of no effect and not constitute a part of this Amendment.

     1.3. Clause (j) of Section 7.2 of the Credit Agreement is amended to read in its entirety as follows:

          "(j) Indebtedness in an aggregate outstanding principal amount not in excess of (i) $135,000,000 incurred under the Senior Notes Indenture and
     (ii) $190,000,00 incurred under the Prepayment Senior Notes Indenture;".

     SECTION 2.  Conditions Precedent.

     2.1 The amendments contained in Section 1 hereof shall become effective (the "Effective Date") if an when , and only when, the Agent shall have received counterparts of this Amendment executed by the Borrower, the Agent, the Issuer and the Majority Lenders, and the Agent shall have additionally received all of the following documents, in form and substance (including the date thereof) satisfactory to the Agent and in sufficient original copies for each Lender:

     (a) Certified copies of the resolutions of the Board of Directors of the Borrower, evidencing authorization of the Borrower to enter into this Amendment and the document, transactions and matters contemplated hereby;

     (b) A certificate of the Director of the Division of Corporations and Commercial Code of the Department of Commerce of the State of Utah as of a recent date attention to the good standing of the Borrower;

     (c) A certificate of the Secretary or an Assistant Secretary of the Borrower, certifying the names and true signatures of the officers of the Borrower authorized to execute and deliver this Amendment on behalf of the Borrower;

     (d) Copies of the Prepayment Senior Notes Indenture, in form and substance satisfactory to the Lender, certified by a Responsible Officer of the Borrower as being true and correct as of the Effective Date:

     (e) A certificate, signed by a responsible Officer of the Borrower, Stating that the Condition specified in Section 2.2 hereof have been satisfied.

     (f) A certificate, signed by a Responsible Officer of the Borrower to the Agent, certifying that the Prepayment Debt Incurrence has been consummated.

     2.2 The effectiveness of this Amendment is subject to the further conditions precedent that:

     (a) The execution and delivery by the Borrower of this Amendment are not enjoined, temporarily, preliminary or permanently;

     (b) All costs and accrued and unpaid fees and expenses owing by the Borrower to the Agent or the Lenders, to the extent due and payable on or prior =to the Effective Date, shall have been paid;

     (c) The following statements shall be true and correct on the Effective
Date:

          (i) The representations and warranties of the Borrower in each Loan Document (after giving effect to this Amendment) and in this Amendment are correct and accurate on and as of the Effective Date, as though made on and as of the Effective Date; and

          (ii) After giving effect to this Amendment, no Default (except for a Default resulting solely from the Borrower's incurrence of Indebtedness under the Prepayment Senior Notes and existing only until the repayment in full of all Indebtedness outstanding under the Existing Financing Agreements) or Event of Default shall have occurred and be continuing.

     SECTION 3. Representations and Warranties. In order to induce the Lenders, the Issuer and the Agent to enter into this Amendment, the Borrower represents and warrants to the Lenders, the Issuer and the Agent as follows:

     3.1 The execution, delivery and performance by the Borrower of this Amendment and each other document and instrument to be delivered hereunder:

     (a) are within the Borrower's corporate powers;

     (b) have been duly authorized by all necessary corporate action, including, without limitation, the consent of shareholders where required;

     (c) do not and will not (i) contravene its Articles of Incorporation, by-laws or other comparable governing documents, (ii) violate any Requirement of Law (including, without limitation, Regulations G, T,

U and X of the Board of Governors of the Federal Reserve System), or any order or decree of any court or Governmental Authority, (iii) conflict with or result in the breach of, or constitute a default under, or result in or permit the termination or acceleration of, any Contractual Obligation of the Borrower, or
(iv) result in the creation or imposition of any Lien upon any of the property of the Borrower; and

     (d) do not require the consent, authorization by, or approval of, or notice to, or filing or registration with, any Governmental Authority or any other Person, other than those which have been obtained and copies of which have been delivered to the Agent, each of which is in full force and effect.

     3.2  This Amendment has been duly executed and delivered by the Borrower.

     3.3 This Amendment is the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms.

     3.4 The execution, delivery and performance by the Borrower of the Prepayment Senior Notes Indenture and the Prepayment Senior Notes, and each document and instrument to be executed and delivered pursuant to each of the foregoing:

     (a) are within the Borrower's corporate powers;

     (b) will be, on the Effective Date, duly authorized by all necessary corporate action, including, without limitation, the consent of shareholders where required;

     (c) will not, on the Effective Date, (i) contravene its Articles of Incorporation, by-laws or other comparable governing document, (ii) violate any Requirement of Law (including, without limitation, the Securities Act of 1933, as amended), or any order or decree of any court or Governmental Authority,
(iii) conflict with or result in the breach of, or constitute a default under, or result in or permit the termination or acceleration of, any Contractual Obligation of the Borrower, except for any default under the existing financing Agreement arising solely as a result of the incurrence of the Indebtedness evidenced by the Prepayment Senior Notes or the failure to notify the holders of notes issued pursuant to the Existing Financing Agreements of such default thereunder, or (iv) result int he creation or imposition of any Lien upon any of the property of the Borrower; and

     (d) will not, on the Effective Date, require the consent, authorization by, or approval of , or notice to, or filing or registration with, any Governmental Authority or any other Person, other than those which have been obtained and copies of which have been delivered to the Agent, each of which is in full force and effect.

     SECTION 4.  Miscellaneous.

     4.1 This Amendment and the rights of the parties hereto shall be governed by, and construed in accordance with, the law of the State of New York. Wherever possible, each provision of this Amendment shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

     4.2 Any legal Action or proceeding with respect to this Amendment or any document related hereto may be brought in the courts of the State of New York or of the United States of America for the Southern District of New York, and, by executing and delivery of this Amendment, the Borrower hereby accepts, and submits to, for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. The parties hereto hereby irrevocably waive any objection, including, without limitation, any objection to the laying of venue or based on the grounds of forum non conveniens, which any of them may now or hereafter have to the bringing of any such action or proceeding in such respective jurisdictions. The Borrower agrees that a final judgement in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgement or in any other manner provided by law.

     4.3 Nothing contained in this Section 4 shall affect the right of the agent, any Lender or any holder of a Note to serve process in any manner permitted by law or commence legal proceedings or otherwise proceed against the Borrower in any other jurisdiction.

     4.4 Each of the parties hereto waives any right it may have to trial by jury in respect of any litigation based on, or arising out of, under or in connection with this Amendment, or any course of conduct course of dealing, verbal or written statement or action or any party hereto.

     4.5 The Section titles contained in this Amendment are and shall be without substantive meaning or content of any kind whatsoever and are not part of the agreement between the parties hereto.

     4.6 This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     4.7 Except and expressly amended by this Amendment, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed by an officer thereunto duly authorized, as of the date first above written.
GENEVA STEEL COMPANY

By:
Name: Dennis L. Wanlass
Title: Vice President,
Treasurer and Chief Financial
Officer

CITICORP USA, INC.,
as Agent

By:
Name: Keith R. Karako
Title: Vice President

CITICORP USA, INC.,
As Lender

By:
Name: Keith R. Karako
Title: Vice President

CITICORP USA, INC.,
As Issuer

By:
Name: Keith R. Karako
Title: Vice President

BANK ONE, UTAH, N.A., as Lender

By:
Name: Stephen A. Cazier
Title: Vice President

FIRST SECURITY BANK OF UTAH, N.A.,
as Lender

By:
Name: Scott M. Eastwood
Title: Vice President